Exhibit 99.1

Ameriprise Financial, Inc. Reports

2021 and 2022 Recast Results under LDTI

In August 2018, the FASB updated the accounting standard related to long-duration insurance contracts. The guidance revises elements of the measurement models and disclosure requirements for long-duration insurance contracts issued by insurers. Adoption of the accounting standard will not impact overall cash flows, insurance subsidiaries’ dividend capacity, or regulatory capital requirements. It will have no impact on Advice & Wealth Management, Asset Management or Corporate excluding Long Term Care and Fixed Annuities segment results.

In Q1 2023, the Company will begin reporting results under this new standard. This presentation provides GAAP and Operating results for 2021 and 2022 recast under LDTI.

Contacts

Investor Relations:	Media Relations:
Alicia A. Charity	Paul W. Johnson
Ameriprise Financial, Inc.	Ameriprise Financial, Inc.
(612) 671-2080	(612) 671-0625
alicia.a.charity@ampf.com	paul.w.johnson@ampf.com

Stephanie M. Rabe

Ameriprise Financial, Inc.

(612) 671-4085

stephanie.m.rabe@ampf.com

Non-GAAP Financial Measures

The company believes the presentation of adjusted operating earnings and other non-GAAP financial measures, and the corresponding ratios, best represents the underlying performance of our core operations and facilitates a more meaningful trend analysis without the distortion of various adjustment items. Management uses non-GAAP financial measures to evaluate our financial performance on a basis comparable to that used by some securities analysts and investors and to provide a valuable perspective for investors. These non-GAAP financial measures are taken into consideration, to varying degrees, for purposes of business planning and analysis and for certain compensation-related matters. Non-GAAP financial measures are intended to supplement investors’ understanding of our performance and should not be considered alternatives for financial measures presented in accordance with GAAP. These measures are discussed in more detail below and may not be comparable to other companies’ similarly titled non-GAAP financial measures. Non-GAAP financial measure reconciliations can be found on the subsequent pages.

Forward-Looking Statements

This supplement contains forward-looking statements that reflect management’s plans, estimates and beliefs. Actual results could differ materially from those described in these forward-looking statements. Forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from such statements.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. Management cautions readers to carefully consider the risks described in the “Risk Factors” discussion under Part 1, Item 1A of and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2022, available at ir.ameriprise.com. Management undertakes no obligation to update publicly or revise any forward-looking statements.

The financial results discussed in this supplement represent past performance only, which may not be used to predict or project future results. The financial results and values presented in this supplement are based upon asset valuations that represent estimates as of the date of this supplement and may be revised in the company’s Form 10-Q for the period ended March 31, 2023.

Ameriprise Financial announces financial and other information to investors through the company’s investor relations website at ir.ameriprise.com, as well as SEC filings, press releases, public conference calls and webcasts. Investors and others interested in the company are encouraged to visit the investor relations website from time to time, as information is updated and new information is posted. The website also allows users to sign up for automatic notifications in the event new materials are posted. The information found on the website is not incorporated by reference into this supplement or in any other report or document the company furnishes or files with the SEC.

Ameriprise Financial, Inc.

Recast Consolidated Results

(in millions, except per share amounts, unaudited)	Full Year 2021	1 Qtr 2022	2 Qtr 2022	3 Qtr 2022	4 Qtr 2022	Full Year 2022	YoY % Over/ (Under)

GAAP net income	$3,417	$825	$614	$1,061	$649	$3,149	(8)%
Adjusted operating earnings	$2,614	$676	$654	$823	$732	$2,885	10%
Adjusted operating earnings excluding unlocking	$2,703	$676	$654	$716	$732	$2,778	3%
(see reconciliations on p. 7)

GAAP net income per diluted share	$28.48	$7.10	$5.37	$9.41	$5.83	$27.70	(3)%
Adjusted operating earnings per diluted share	$21.78	$5.82	$5.72	$7.30	$6.57	$25.37	16%
Adjusted operating earnings per diluted share excluding
unlocking	$22.53	$5.82	$5.72	$6.35	$6.57	$24.43	8%
(see reconciliations on p. 7)

Weighted average common shares outstanding
Basic	117.3	113.7	112.3	110.5	108.9	111.3	(5)%
Diluted	120.0	116.2	114.4	112.7	111.4	113.7	(5)%

Ameriprise Financial, Inc.

Recast Consolidated GAAP Results

(in millions, except per share amounts, unaudited)	Full Year 2021	1 Qtr 2022	2 Qtr 2022	3 Qtr 2022	4 Qtr 2022	Full Year 2022	YoY % Over/ (Under)
Revenues
Management and financial advice fees	$9,275	$2,459	$2,277	$2,172	$2,125	$9,033	(3)%
Distribution fees	1,828	446	459	506	528	1,939	6%
Net investment income	1,683	261	287	349	577	1,474	(12)%
Premiums, policy and contract charges	221	338	342	354	363	1,397	NM
Other revenues	382	123	124	118	126	491	29%
Total revenues	13,389	3,627	3,489	3,499	3,719	14,334	7%
Banking and deposit interest expense	12	2	3	15	56	76	NM
Total net revenues	13,377	3,625	3,486	3,484	3,663	14,258	7%

Expenses
Distribution expenses	5,028	1,300	1,239	1,198	1,198	4,935	2%
Interest credited to fixed accounts	600	141	145	157	222	665	(11)%
Benefits, claims, losses and settlement expenses	(156)	32	(196)	81	325	242	NM
Remeasurement gains and losses of future policy benefit
reserves	(52)	(6)	1	(1)	7	1	NM
Change in fair value of market risk benefits	(113)	100	519	(321)	13	311	NM
Amortization of deferred acquisition costs	259	65	67	58	62	252	3%
Interest and debt expense	191	40	44	52	62	198	(4)%
General and administrative expense	3,435	947	894	925	957	3,723	(8)%
Total expenses	9,192	2,619	2,713	2,149	2,846	10,327	(12)%
Pretax income	4,185	1,006	773	1,335	817	3,931	(6)%
Income tax provision	768	181	159	274	168	782	(2)%
Net income	$3,417	$825	$614	$1,061	$649	$3,149	(8)%

Earnings per share
Basic earnings per share	$29.13	$7.26	$5.47	$9.60	$5.96	$28.29	(3)%
Earnings per diluted share	$28.48	$7.10	$5.37	$9.41	$5.83	$27.70	(3)%

NM Not Meaningful - variance equal to or greater than 100%

Ameriprise Financial, Inc.

Recast Retirement & Protection Solutions Segment Adjusted Operating Results

(in millions, unaudited)	Full Year 2021	1 Qtr 2022	2 Qtr 2022	3 Qtr 2022	4 Qtr 2022	Full Year 2022	YoY % Over/ (Under)
Revenues
Management and financial advice fees	$932	$218	$197	$189	$184	$788	(15)%
Distribution fees	485	112	107	101	98	418	(14)%
Net investment income	480	114	124	151	180	569	19%
Premiums, policy and contract charges	1,326	321	328	339	349	1,337	1%
Other revenues	7	3	4	3	2	12	71%
Total revenues	3,230	768	760	783	813	3,124	(3)%
Banking and deposit interest expense	—	—	—	—	—	—	-
Adjusted operating total net revenues	3,230	768	760	783	813	3,124	(3)%
Expenses
Distribution expenses	544	122	118	106	102	448	18%
Interest credited to fixed accounts	389	96	96	97	97	386	1%
Benefits, claims, losses and settlement expenses	427	109	108	113	139	469	(10)%
Remeasurement gains and losses of future policy benefit
reserves	(6)	(7)	(3)	5	6	1	NM
Change in fair value of market risk benefits	680	131	129	(11)	123	372	45%
Amortization of deferred acquisition costs	239	59	61	56	57	233	3%
Interest and debt expense	37	9	9	10	11	39	(5)%
General and administrative expense	302	74	74	82	79	309	(2)%
Adjusted operating expenses	2,612	593	592	458	614	2,257	14%
Pretax adjusted operating earnings	$618	$175	$168	$325	$199	$867	40%
Unlocking	(113)	—	—	128	—	128	NM
Pretax adjusted operating earnings excluding unlocking	$731	$175	$168	$197	$199	$739	1%

NM Not Meaningful - variance equal to or greater than 100%

Ameriprise Financial, Inc.

Recast Long Term Care Adjusted Operating Results

(in millions, unaudited)	Full Year 2021	1 Qtr 2022	2 Qtr 2022	3 Qtr 2022	4 Qtr 2022	Full Year 2022	YoY % Over/ (Under)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	-
Distribution fees	—	—	—	—	—	—	-
Net investment income	149	36	37	38	42	153	3%
Premiums, policy and contract charges	99	23	24	25	26	98	(1)%
Other revenues	—	—	—	—	—	—	-
Total revenues	248	59	61	63	68	251	1%
Banking and deposit interest expense	—	—	—	—	—	—	-
Adjusted operating total net revenues	248	59	61	63	68	251	1%
Expenses
Distribution expenses	(12)	(2)	(4)	(3)	(4)	(13)	8%
Interest credited to fixed accounts	—	—	—	—	—	—	-
Benefits, claims, losses and settlement expenses	243	57	58	65	60	240	1%
Remeasurement gains and losses of future policy benefit
reserves	(46)	1	4	(6)	1	—	NM
Change in fair value of market risk benefits	—	—	—	—	—	—	-
Amortization of deferred acquisition costs	—	—	—	—	—	—	-
Interest and debt expense	10	3	2	3	3	11	(10)%
General and administrative expense	24	5	7	4	7	23	4%
Adjusted operating expenses	219	64	67	63	67	261	(19)%
Pretax adjusted operating earnings (loss)	$29	$(5)	$(6)	$—	$1	$(10)	NM
Unlocking	—	—	—	6	—	6	-
Pretax adjusted operating earnings (loss) excluding unlocking	$29	$(5)	$(6)	$(6)	$1	$(16)	NM

NM Not Meaningful - variance equal to or greater than 100%

Ameriprise Financial, Inc.

Recast Fixed Annuities Adjusted Operating Results

(in millions, unaudited)	Full Year 2021	1 Qtr 2022	2 Qtr 2022	3 Qtr 2022	4 Qtr 2022	Full Year 2022	YoY % Over/ (Under)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	-
Distribution fees	1	—	—	—	—	—	NM
Net investment income	143	8	8	8	9	33	(77)%
Premiums, policy and contract charges	1	1	—	—	—	1	-
Other revenues	137	57	57	55	55	224	64%
Total revenues	282	66	65	63	64	258	(9)%
Banking and deposit interest expense	—	—	—	—	—	—	-
Adjusted operating total net revenues	282	66	65	63	64	258	(9)%

Expenses
Distribution expenses	3	1	1	1	—	3	-
Interest credited to fixed accounts	250	61	60	61	60	242	3%
Benefits, claims, losses and settlement expenses	3	2	—	2	3	7	NM
Remeasurement gains and losses of future policy benefit
reserves	—	—	—	—	—	—	-
Change in fair value of market risk benefits	—	—	—	—	—	—	-
Amortization of deferred acquisition costs	9	3	3	—	4	10	(11)%
Interest and debt expense	11	—	—	—	—	—	NM
General and administrative expense	26	4	6	4	4	18	31%
Adjusted operating expenses	302	71	70	68	71	280	7%
Pretax adjusted operating earnings (loss)	$(20)	$(5)	$(5)	$(5)	$(7)	$(22)	(10)%
Unlocking	—	—	—	1	—	1	-
Pretax adjusted operating earnings (loss) excluding unlocking	$(20)	$(5)	$(5)	$(6)	$(7)	$(23)	(15)%

NM Not Meaningful - variance equal to or greater than 100%

Ameriprise Financial, Inc.

Recast Reconciliation Table: Earnings

(in millions, except per share amounts, unaudited)	Full Year 2021	1 Qtr 2022	2 Qtr 2022	3 Qtr 2022	4 Qtr 2022	Full Year 2022	YoY % Over/ (Under)

Net income	$3,417	$825	$614	$1,061	$649	$3,149	(8)%
Less: Net realized investment gains (losses)(1)	86	16	(14)	(88)	(7)	(93)
Add: Market impact on non-traditional long-duration products(1)	(464)	(180)	19	(405)	83	(483)
Add: Mean reversion-related impacts(1)	(1)	—	2	1	(2)	1
Add: Market impact on hedges on investments(1)	22	—	—	—	—	—
Less: Block transfer reinsurance transaction impacts(1)	524	—	—	—	—	—
Add: Integration/restructuring charges(1)	32	10	14	11	15	50

Less: Net income (loss) attributable to consolidated investment entities	(3)	2	(1)	(3)	(2)	(4)
Add: Tax effect of adjustments(2)	215	39	(10)	64	(22)	71
Adjusted operating earnings	2,614	676	654	823	732	2,885	10%
Less: Pretax impact of annual unlocking/loss recognition	(113)	—	—	135	—	135
Less: Tax effect of annual unlocking(2)	24	—	—	(28)	—	(28)
Adjusted operating earnings excluding unlocking	2,703	676	654	716	732	2,778	3%

Per Diluted Share
Net income	$28.48	$7.10	$5.37	$9.41	$5.83	$27.70	(3)%
Less: Net realized investment gains (losses)(1)	0.72	0.14	(0.12)	(0.78)	(0.06)	(0.82)
Add: Market impact on non-traditional long-duration products(1)	(3.87)	(1.55)	0.17	(3.60)	0.75	(4.25)
Add: Mean reversion-related impacts(1)	(0.01)	—	0.02	0.01	(0.02)	0.01
Add: Market impact on hedges on investments(1)	0.18	—	—	—	—	—
Less: Block transfer reinsurance transaction impacts(1)	4.37	—	—	—	—	—
Add: Integration/restructuring charges(1)	0.27	0.09	0.12	0.10	0.13	0.44

Less: Net income (loss) attributable to consolidated investment entities	(0.03)	0.02	(0.01)	(0.03)	(0.02)	(0.04)
Add: Tax effect of adjustments(2)	1.79	0.34	(0.09)	0.57	(0.20)	0.61
Adjusted operating earnings	21.78	5.82	5.72	7.30	6.57	25.37	16%
Less: Pretax impact of annual unlocking/loss recognition	(0.95)	—	—	1.20	—	1.19
Less: Tax effect of annual unlocking(2)	0.20	—	—	(0.25)	—	(0.25)
Adjusted operating earnings excluding unlocking	$22.53	$5.82	$5.72	$6.35	$6.57	$24.43	8%

Weighted average common shares outstanding:
Basic	117.3	113.7	112.3	110.5	108.9	111.3
Diluted	120.0	116.2	114.4	112.7	111.4	113.7

NM Not Meaningful - variance equal to or greater than 100%

(1)	Pretax adjusted operating adjustment.

(2)	Calculated using the statutory tax rate of 21%.